UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 28, 2004

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7(c). Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure

     On April 28, 2004, RealNetworks, Inc. (the “Company”) announced via press release certain executive changes. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7(c). Financial Statements and Exhibits

     (c) Exhibits.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description
99.1	Press Release issued by RealNetworks, Inc. dated April 28, 2004.
99.2	Press Release issued by RealNetworks, Inc. dated April 28, 2004.

Item 12. Results of Operations and Financial Condition

     On April 28, 2004, the Company announced via press release the Company’s results for its first quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.2. The information in this Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

Dated: April 28, 2004	By: /s/ Robert Kimball Robert Kimball Vice President, Legal and Business Affairs, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by RealNetworks, Inc. dated April 28, 2004.
99.2	Press Release issued by RealNetworks, Inc. dated April 28, 2004.